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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 1999



                           COMPAQ COMPUTER CORPORATION

             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                         1-9026               76-0011617
  -----------------------------   ------------------------  -------------------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)

              20555 SH 249
             HOUSTON, TEXAS                                       77070
 (Address of Principal Executive Offices)                       (Zip Code)
 ----------------------------------------                       ----------


                                 (281) 370-0670
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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      ITEM  5.  OTHER  EVENTS.

     In  a release  dated  June 29, 1999,  Compaq  Computer  Corporation  (NYSE:
CPQ) and CMGI (Nasdaq: CMGI) announced that they are forming a strategic Internet partnership. The partnership will enable both companies to pursue Internet-related business and will expand the range of both companies' Internet business capabilities. Under the terms of the agreement CMGI will acquire control of Compaq's AltaVista business and its related properties (Shopping.com and Zip2) and will integrate the popular search engine into its network of 40 leading Internet operating companies. The completion of the agreement is subject to normal regulatory approvals and does not require shareholder approval. The news release is attached as Exhibit 99.

      ITEM  7.  EXHIBITS.

      Exhibit  99     News  Release  dated  June  29,  1999  is  attached.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMPAQ  COMPUTER  CORPORATION
                                   -----------------------------



Dated:  June  29,  1999            By:  /s/  Ben  K.  Wells
                                        -------------------
                                        Ben  K.  Wells
                                        Vice  President, Corporate Treasurer and
                                        acting  Chief  Financial  Officer